EXHIBIT 21

    Subsidiaries of NationsBank Corporation and Its Subsidiaries at 02/28/97
         (100% Owned by NationsBank Corporation Unless Otherwise Noted)

*indicates location of corporate records

ASB Capital Management, Inc.
Atlantic Equity Corporation
       GLM Investments, Inc. 1
Blue Ridge Investments, L.L.C. 2
Carolina Mountain Holding Company
CSF Holdings, Inc.
       Citizens Travel, Inc. 3
       Citizens Financial Services, Inc. 3
              Equitable Service Corporation 4
              Transtex Management Company 4
Equitable Bancorporation Overseas Finance N.V.
Export Funding Corporation
MAR, Inc.
MN World Trade Corporation

MNC Affiliates Group, Inc.
       MNC American Corporation 5
       MNC Credit Corp 5
              A/M Properties, Inc. 6
              American Financial Service Group, Inc. (LEASEFIRST)6 Maryland National Realty Investors, Inc. 6
              Maryland National Leasing Services Corporation 6
              MNC Capital Corporation 6
NationsCredit Corporation
       NationsCredit Commercial Corporation 7
              ALS II, Inc. 8
              ALS Superior, Inc. 8
              BJCC, Inc. 8
              JCCA, Inc. 8
                    BIRMSON, L.L.C.9
              Cape Canterbury, Ltd. 8
              LDI Corporation 8
              NationsCredit Commercial Corporation of America 8
                    Ariens Credit Corporation 10
                    Gravely Credit Corporation 10
                    Korg Acceptance Corporation 10
                    Mercury Marine Acceptance Corporation 10
                    NationsCredit Commercial Corporation Ltd. 10
                    NationsCredit Marine Funding Corporation 10
                    NationsCredit Securitization Corporation 10
                    NIMAC Finance Corp. 10
                    Sea Ray Credit Corporation 10
                    Winnebago Acceptance Corporation 10
              USW SIS I, Inc. 8
              USW SIS II, Inc. 8
       NationsCredit Consumer Corporation 7
              NationsCredit Acceptance Corporation 11
              NationsCredit Consumer Discount Company 11
                                       1

              NationsCredit Consumer Services, Inc. 11
              NationsCredit Finance Group Inc. 11
              NationsCredit Financial Acceptance Corporation 11 NationsCredit Financial Services Corporation 11 NationsCredit Financial Services Corporation of Alabama 11 NationsCredit Financial Services Corporation of America 11 NationsCredit Financial Services Corporation of Florida 11
                    NationsCredit Mortgage Corporation of Florida 12
              NationsCredit Financial Services Corporation of Nevada 11 NationsCredit Financial Services Corporation of Virginia 11 NationsCredit Home Equity Corporation of Kentucky 11 NationsCredit Home Equity Corporation of Virginia 11 NationsCredit Home Equity Services Corporation 11
                    Canterbury Indiana Holdings, Inc. 13
              NationsCredit Insurance Agency, Inc. 11
              NationsCredit Insurance Corporation 11
              NationsCredit Manufactured Housing Corporation 11 NationsCredit Management Corporation 7
NationsBanc Business Credit, Inc.
NationsBanc Capital Markets, Inc.
NationsBanc Capital Markets International Limited
NationsBanc-CRT Services, Inc.
NationsBanc Mortgage Capital Corporation
       NationsCommercial Corp. 14
       NationsLink Funding Corporation 14
       Tryon Mortgage Funding, Inc. 14
NB Capital Trust I
NB Capital Trust II
NB Capital Trust III
NB Holdings Corporation
       BBI Kansas, Inc. 15
              Boatmen's National Bank 16
                    M & M Realty, Inc. 17
                    Midwest Realty & Management, Inc. 17
              Boatmen's National Bank of Oklahoma 18
                    Bank IV Securities Inc. 19
                    Bank Marketing Systems 19
                    CSI Holdings, Inc. 19
                    Consolidated Asset Management Company, Inc. 19 Maywell Mark Corporation 19
                    OA Management, Inc. 19
                    Quatro I, Inc. 19
                    Rockwell Resources, Inc. 19
                    Townsite Plaza Development, Inc. 19
              Boatmen's Trust Company of Kansas 16
              Bank IV Community Development Corporation 16
              Bank IV Affordable Housing Corporation 16
              Fourth Investment Advisors, Inc. 16
              IV Commercial Acquisition, Inc. 16
                    IV CB&T Tulsa Holdings Inc. 20
       Boatmen's Arkansas, Inc. 15
              Boatmen's Bank of Northeast Arkansas 21
                    Citizens Advisory Group, Inc.  22

                    Citizens Real Estate, Inc. 22
              Boatmen's National Bank of Arkansas 21
                    Boatmen's Investment Services of Arkansas, Inc. 23 U.N. Service Corporation 23
                    The Union Modern Mortgage Corporation 23
                    Worthen Mortgage Company 23
              Boatmen's National Bank of Batesville 21
              Boatmen's National Bank of Conway 21
              Boatmen's National Bank of Hot Springs 21
                    WHS Appraisal Corp. 24
              Boatmen's National Bank of Newark 21
              Boatmen's National Bank of North Central Arkansas 21 Boatmen's National Bank of Northwest Arkansas 21 Boatmen's National Bank of Pine Bluff 21
              Boatmen's National Bank of Russellville 21
              Boatmen's National Bank of South Arkansas 21
              Worthen Financial Corporation 21
                    Boatmen's National Bank of Austin 25
              Boatmen's Trust Company of Arkansas 21
              National Credit Corporation 21
              Worthen Development Corporation, Inc. 21
       Boatmen's Bancshares of Iowa, Inc. 15
              Boatmen's Building Corporation of Iowa, Inc. 26
              FKF, Inc. 26
              Boatmen's Bank Iowa, N.A. 26
                    Boatmen's of Iowa Investments, Inc. 27
              Boatmen's Bank of Fort Dodge 26
                    Boatmen's of Fort Dodge Investments, Inc. 28
              Boatmen's National Bank of Northwest Iowa 26
                    Boatmen's of Northwest Iowa Investments, Inc. 29
              Boatmen's Bank of North Iowa 26
                    Boatmen's of North Iowa Investments, Inc. 30
                    Boatmen's Insurance Services of Iowa, Inc. 30 Boatmen's Bank of Franklin County 15
       Boatmen's Bank of Kennett 15
       Boatmen's Bank of Marshall 15
       Boatmen's Bank of Mid-Missouri 15
       Boatmen's Bank of Pulaski County 15
       Boatmen's Bank of Quincy 15
       Boatmen's Bank of Rolla 15
       Boatmen's Bank of Southern Missouri 15
              Finance Investment Company 31
       Boatmen's Bank of Southwest Missouri 15
       Boatmen's Bank of Tennessee 15
              Boatmen's Financial Services, Inc. 32
              200 Madison Ave. Realty Corp. 32
       Boatmen's Bank of Troy 15
       Boatmen's Bank of Vandalia 15
       Boatmen's Credit Card Bank 15
       Boatmen's First National Bank of West Plains 15
       Boatmen's-Illinois, Inc. 15

              Boatmen's Bank of South Central Illinois 33
              Boatmen's National Bank of Boonville 15
              Boatmen's National Bank of Cape Girardeau 15
       Boatmen's National Bank of Central Illinois 15
       Boatmen's National Bank of Coles County 15
       Boatmen's National Bank of Lebanon 15
       The Boatmen's National Bank of St. Louis 15
              BNB Auto, Inc. 34
              Arkansas Home Loan Company 34
              National Home Loan Company, Inc. 34
              National Home Loan Company of Mississippi, Inc. 34
              4625 Lindell Corp. 34
              Guardian Property, Inc. 34
              Des Peres Banc Corporation 34
              First of St. Louis Commercial Leasing Corp. 34
              G.B.C. Properties, Inc. 34
              Boatmen's Equipment Finance, Inc.34
              First Revitalization Corp. 34
              Boatmen's Investment Services, Inc. 34
                    Market Street Securities, Inc. 35
              BBI Merchant Processing Company, LLC 36
                    Boatmen's POS Merchant Processing Company, LLC 37
              Plaza Associates 34
              St. Louis Investment Properties, Inc. 34
                    Bonhomme Place Associates, Inc. 38
              Marbel Homes, Inc. 34
                    Boatmen's National Mortgage, Inc.  39
              Boatmen's Foreign Investment Corporation 34
                    Savannah International Sales, Inc. 40
                    Tyler International Sales, Inc. 40
       Boatmen's Osage Bank 15
       Boatmen's River Valley Bank 15
       Boatmen's Sunwest, Inc. 15
              Sunwest Bank of Albuquerque, N.A. 41
              Sunwest Bank of Clovis, N.A. 41
              Sunwest Bank of Farmington 41
              Sunwest Bank of Gallup 41
              Sunwest Bank of Grant County 41
              Sunwest Bank of Hobbs, N.A. 41
              Sunwest Bank of Las Cruces, N.A. 41
              Sunwest Bank of Raton, N.A. 41
              Sunwest Bank of Rio Arriba, N.A. 41
              Sunwest Bank of Roswell, N.A. 41
              Sunwest Bank of Santa Fe 41
              Sunwest Texas, Inc. 41
                    Sunwest Bank of El Paso 42
       Boatmen's Texas, Inc. 15
              Boatmen's First National Bank of Amarillo 43
       Centerre Bancorporation, Inc.15
       Founders Bancorporation, Inc. 15
       NationsBank, N.A. 15
              American Security (Louisiana) Ltd. 44

              Ashburn A Corp. 44
              Baltic M Corp. 44
              BT Building Corporation 44
                    Central City General, L.P. 45
              Carolina Pacific, Inc. 44
              CC Plaza M Corp. 44
              Chesapeake M Corp. 44
              Courtcom M Corp. 44
              Devon A Corp. 44
              Down Under Finance Corporation 44
              Dulaney Valley Corporation 44
              Education Financing Services, LLC 46
              Elwin Company, Inc. 44
              Federal Properties I, Inc. 44
              First Development Corporation 44
              Fountain Square Corporation of Maryland 44
              Harper Farm M Corp. 44
              HICO Park M Corp. 44
              Madison Park A Corp. 44
              Main Place Holdings Corporation 44
                    Main Place Real Estate Investment Trust 47
              Mar A Lowe Corp. 44
              Marco Properties, Inc. 44
                    Greenburgh Marco, Inc. 48
                    Reprise, Inc. 48
              Maryland National Community Development  Corporation 44
                    Greensides Elderly Limited Partnership 49
                    The Maryland National/Enterprise Equity Fund
                    Limited Partnership 49
                    Montgomery Homes Limited Partnership II 50
                    Montgomery Homes Limited Partnership III 49
                    Montgomery Homes Limited Partnership IV 49
                    Neighborhood Rental Limited Partnership II 51
                    The Newington Limited Partnership 51
                    Rosedale Terrace Limited Partnership 51
                    St. Wenceslaus Limited Partnership 51
              Maryland Nationalease Corporation 44
              Melwood M Corp. 44
              Metropo M Corp. 44
              Metropolitan Commercial Properties Corporation I 44 Metropolitan Commercial Properties Corporation VIII 44 Metropolitan Commercial Properties Corporation X 44
              MNC Consumer Discount Company 44
              MNC Investment Bank, Ltd.  44
              Multi-State Properties, Inc. 44
              MYM Holdings Corporation 44
              NationsBanc Advisors, Inc. 44
              NationsBanc Auto Funding Corporation 44
              NationsBanc Charlotte Center, Inc. 44
              Nations-CRT Options, Inc. 44
              NationsBanc Dealer Leasing, Inc. 44
              NationsBanc Enterprise, Inc. 44
                    NationsSecurities 52

                           NSI Agency, LLC 53
              NationsBanc Equity Mortgage Corporation 44
              NationsBanc Financial Products, Inc. 44
              NationsBanc Insurance Services, Inc. 44
              NationsBanc Investments, Inc. 44
              NationsBanc Lease Investments, Inc. 44
              NationsBanc Leasing Corporation 54
              NationsBanc Leasing Corporation of Virginia 44
              NationsBanc SBIC Corporation 44
              NationsBanc Venture Corporation 44
              NationsBank Carolinas Merchant Services, Inc.44
                    NationsBank Merchant Services 55
                           Unified Merchant Services 56
              NationsBank de Mexico, S.A. 57
              NationsBank Europe Limited 44
                    Carolina Leasing Ltd. 58
                    Nations Financial Futures Limited 58
                    Nations Investment Management Limited 58
                           Commonwealth Securities Limited 59
                    Nations Investments Limited 58
                    Nations Securities Services Ltd. 58
                    NationsBank (Export Finance) Ltd. 58
              NationsBank International 44
              NationsBank Overseas Corporation 44
                    AF Funding (1993), Inc. 60
                           Kill Devil Hills Finance Limited Partnership 61
                                 Air France/NationsBank (Grantor Trust) 62
                                        Wrightbrothers Ltd. 63
                    AF Funding II (1993), Inc. 60
                           Kill Devil Hills II Limited Partnership 64
                                 Air France/KDHF II (NGHGI)(Grantor Trust) 65
                                        Florita Finance Ltd. 66
                    Binfield Ltd. 60
                    Carolina Investments Limited 60
                    Cathay Pacific/NationsBank Trust 1 (Grantor Trust) 60
                           Wanda Finance Ltd. 67
                    Clenston Ltd. 60
                    Diamond Shoals Finance Ltd. 60
                    Friary Leasing Limited 60
                    Gatwick, Inc. 60
                           Mayfair Partners 68
                                 Piccadilly, Inc. 69
                                        High Street, Inc. 70
                                        New Broad Street, Inc. 70
                           Hatteras Finance Ltd. 60
                           Heathrow, Inc. 71
                    InterFirst Leasing Ltd. (London) 72
                    Island Funding, Ltd. 60
                    Japan Airlines/NCNB 1993-1 (Grantor Trust) 60
                           First in Flight Finance Ltd. 73
                    Nations-CRT Asia, Inc. 60
                    Nations-CRT Hong Kong, Limited 60
                    Nations-CRT International, Inc. 60

                    Nations . CRT Japan, Inc. 60
                    Nations-CRT Overseas, Inc. 60
                    Nations-CRT U.K. & Co. 60
                    NationsBank International Trust (Jersey) Limited 74

                    NCNB Lease Atlantic, Inc. 60
                           NCNB Lease Finance III 75
                                 Blue Ridge Finance Ltd. 76
                    NCNB Lease Finance 60
                           Wingtip Finance Limited 77
                    NCNB Lease Finance IV 60
                           Sandhills Finance Ltd. 78
                    NCNB Lease Finance V 60
                           Piedmont Finance Ltd. 79
                    NCNB Lease Finance VI 60
                           Kitty Hawk Finance Ltd. 80
                    NCNB Lease International, Inc. 60
                           Barnesbury, Ltd. 81
                    NCNB Lease Offshore, Inc. 60
                           NCNB Lease Finance II 82
                                 Outerbanks Finance Ltd. 83
                    NCNB Overseas Services, Inc. 60
                    Phaestos FSC, Inc. 84
                    Republic Dallas Ltd. (U.K.) 85
                    TransPacific Funding (1993), Inc. 86
                           TransPacific Finance Limited Partnership 87
                                 ANA II (Grantor Trust) 88
                                        Fontana Finance Ltd. 89
                    Uwharrie Finance Ltd. 60
              NB Partner Corp. 44
                    Gartmore Global Partners 90
              NB Technology Partner, Inc. 44
                    Integrion Financial Network, LLC 91
              NCNB Community Development Corporation 92
              Palisades A Corp. 44
              Pratt Management Company 44
              Quality A Corp. 44
              Ritchie Court M Corporation 44
              Rive Gauche A Corp. 44
              Rooms-Springfield, Inc. 44
              SCRC Carrolltowne, Inc. 44
              SCRC Process Service Corp. 44
              Service-Wright Corporation 44
              Seventeenth Commerce Properties Corporation 44
              SOP M Corp. 44
              South Charles Realty Corp 44
              South Point Shopping Center, Inc. 44
              Spotted Horse Holdings, Inc. 44
              Sully A Corp. 44
              Sunset Hill Corporation 44
              Sweitzer M Corp. 44
              Sykesville M Corp. 44
              TradeStreet Investment Associates, Inc. 44

              Vernon M Corp. 44
              Washington View, Inc. 44
                    Washington View (H) Corporation 93
                    Washington View (NH) Corporation 93
              Wellington Land Co., Inc. 44
              Wickliffe A Corp. 44
              Woods M Corp. 44
       NationsBank of Delaware, N.A.15
       NationsBank, N.A. (South) 15
              Atico Financial Corporation dba Cavalier Properties 94 Atico Investment Management 94
              Bank South Investment Services, Inc. 94
              Bank South Home Equity, Inc. 94
              CFB Holding Corporation 94
              Chase Eagle, Inc. 94
              Chase Federal Housing Corporation 94
              Chase I, Inc. 94
              ChaseFed Insurance Co. 94
              Chase/Scarborough Group, Inc. 94
              Citizens Financial Securities Corporation 94
              Community Reinvestment Group, L.C. 95
              EXHO Properties, Inc. 94
              Financial Automation, Inc. 94
              First Financial Real Estate Development, Inc. 94
              First Land Sales, Inc. 94
              Harbilan Corporation 94
              Motift, Inc. 94
              NationsBanc Commercial Corporation 94
              NationsBanc Leasing Corporation 54
              NationsBanc Leasing Corporation of North Carolina 94
                    NNW Utility Funding I, Inc. 96
                    NNW Utility Funding II, Inc. 96
              NationsBank Florida Merchant Services, Inc. 94
                    NationsBank Merchant Services 55
                           Unified Merchant Services 56
              The Ocmulgee Corporation 94
              Pan American Mortgage Corp. 94
              Seabrook Operations, Inc. 94
              Seaview of Seabrook, Inc. 94
              WAC One, Inc. 94
              200 Service Corp. 94
       NationsBank of Kentucky, N.A. 15
       NationsBank of Tennessee, N.A.15
              Commerce Place Company 97
              Tennessee Nationalease Corporation 97
       NationsBank Texas Bancorporation, Inc. 15
              NationsBank of Texas, N.A. 98
                    APL, Inc. 99
                    Austin National Realty Corporation 99
                    Beechnut Holdings, Inc. 99
                    Capitol Information Networks, Inc. 99

                    Charter Colonial Securities, Inc. 99
                    Charter-Houston Securities, Inc. 99
                    Charter Venture Group, Inc. 99
                    DPC, Inc. 99
                    NationsBanc Capital Corporation 99
                    NationsBanc Energy Group Denver, Inc. 99
                    NationsBanc Mortgage Corporation 99
                    NationsBanc Services, Inc. 99
                    Republic National Corporation 99
                    Texas Nationalease Corporation 99
              RepublicBank Insurance Agency, Inc. 98
              Sun World, N.A. 98
       Superior Federal Bank, FSB 15
              SFS Corporation 100
                    Premier Management 101
                    Southwest Protective Life Insurance Company 101 Superior Financial Services of Oklahoma 101
       Arch Reinsurance Company, Ltd. 15
       Atlantic Credit Corporation 15
       Bancshares Properties, Inc.15
       Boatmen's Community Development Corporation 15
       Boatmen's Insurance Agency, Inc. 15
       Boatmen's Life Insurance Company 15
       Boatmen's Service Company, Inc. 15
       Boatmen's Trust Company 15
              Boatmen's Trust Company of Illinois 102
              Boatmen's Trust Company of Oklahoma 102
              Boatmen's Trust Company of Texas 102
              River City Capital Management, Inc. 102
              Tower Commercial Realty, Inc. 102
              Tower Holdings Limited Partnership 103
       Union Realty and Securities Company 102
       Cash Flow, Inc. 15
       C&S Premises, Inc. 15
              C&S Premises-SPE, Inc. 104
       First Mortgage Corporation  15
       NationsBanc Insurance Agency, Inc. 15
       NationsBanc Insurance Company, Inc. 15
       NationsBanc Insurance Inc. 15
       NationsBanc Investment Corporation 15
       NationsBanc Leasing & Finance Corporation 15
       NationsBanc Leasing & R.E. Corporation 15
              McCormick Realty Limited Partnership 105
       NationsBanc Mortgage Corporation of Georgia 15
       NationsBanc Retirement Management, Inc. 15
       NationsBank Trust Company of New York 15
       NB Insurance Services, Inc. 15
       Second Land Sales, Inc. 15
       Sovran Capital Management Corporation 15

       Suburban Service Corporation 15
       Three Commercial Place Associates 106
NationsBank Community Development Corporation 107
       Atlanta Affordable Housing Fund Limited Partnership 108
       Biscayne Apartments, Inc. 109
       Capital Crossing Development Corporation 109
       The Charlotte Affordable Housing LLC 110
       Carlton Court CDC, Inc. 109
       Courtyards Apartments, Inc. 109
       Coventry Village Apartments, Inc. 109
            Tabono Joint Venture 111
       Historic District Redevelopment Partnership 112
       Kenilworth Industrial Park Limited Liability Company 113
       Leon Avenue Redevelopment Company 114
       Misty Waters Apartments, Inc. 109
       NationsBank CDC Special Holding Company, Inc. 109
       The Park at Lakewood L.L.C. dba Campbellton Glen
              Apartments LLC 116
       Queen City Partnership     109
       Sherwood Terrace Apartments, Inc. 109
       Southern Oaks Condominium Partners, Ltd. 110
       Stanton Road LLC 111
       T-Oaks Apartments, Inc. 109
       Terry Street Redevelopment Limited Liability Company 112
       University Park Shopping Center, LLC 113
NationsBank do Brasil Ltda 114
       NationsBank Housing Fund Investment Corporation 115
       Nations Housing Fund Limited Partnership 116
              Florida City Apartments, Ltd. 117
              Owen Brown II Limited Partnership 118
              Bellevieu Manchester Limited Partnership 123
              Hillcrest House Partnership, Ltd. 119
              Oliver Plaza Limited Partnership 120
              Broadway Court Limited Partnership 123
              Walnut Woods Limited Partnership 123
              Roanoke at HOME Limited Partnership 123
              Broadway Apartments Limited Partnership 123
              San Antonio Master Limited Partnership 121
                    Vera Cruz Redevelopment Partnership, LTD. 122
              Greensboro Elderly Affordable Housing I Limited Partnership 123 Historic East Side Neighborhood Housing L.P. 123
              Timber Ridge of Immokalee Limited Partnership 123
              Park City, Ltd. 122
              King Street Apartments, II, L.P. 123
              S.C. Model I Limited Partnership 123
              Columbia Hill Partners, L.P. 123
              Columbia Mill, I, L.P. 123
              The Arbors, Limited Partnership 123
              Cranberry Equities Limited Partnership 123
              ODC Crossing, Limited Partnership 123
              Highlandtown Cooperative Limited Partnership 124
              VOA Eastern Avenue Limited Partnership 123
              Mt. Pleasant Ventures Limited Partnership 123

              Sherwood Park Limited Partnership 123
              Etowah, L.P. 125
              Dominion Pines Partners L.P. 123
              Cheshire Chase Limited Partnership 123
              Delowe Place, L.P. 123
              Westwood Manor Development, L.P. 123
              Elkridge Apartments Limited Partnership 126
              Columbia Plaza I, L.P. 123
              Ripley Station Limited Partnership 123
              BHP/Johnston Square Limited Partnership 127
              SPAR S.H.A.R.E. II, Ltd. 130
              North Carolina Equity Fund 128
                    Riverview Townes Limited Partnership 129
                    Sedgebrook Limited Partnership 134
                    Willow Pond Limited Partnership 134
                    St. Andrew's Homes Limited Partnership 130
                    Carmel Ridge Limited Partnership 134
                    Bridgewood Square Limited Partnership 134
                    Hycienda Heights Limited Partnership 134
       Nations Housing Fund II Limited Partnership 121
              Pine Knoll Limited Partnership  131
NationsBridge, L.L.C.119
NCNB Corporate Services, Inc.
NCNB Properties, Inc.
South Charles Investment Corporation
       Tidewater Partners Limited Partnership 132
       SCI Holdings Corporation 133
SunStar Acceptance Corporation
       DCRS Corporation 139
       SunStar Acceptance Corporation (California) 139
       SunStar Acceptance Corporation (Hawaii) 139
TIM, Inc.
Tryon Assurance Company, Ltd.

-----------------------------------------------------------

The following companies are 50% or less owned by NationsBank Corporation or one of its subsidiaries.

       ABB Funding Partners, L.P., Stamford, CT - NationsCredit Commercial Corporation owns 14.27% of this entity.

       Carlton Court Limited Partnership, Dallas, TX - NationsBank Community Development Corporation ("NBCDC") and Carlton Court CDC, Inc. own 49% and 1%, respectively, of this entity.

       Charlotte Transit Center, Inc., Charlotte, NC - NationsBank CDC Special Holding Company, Inc. has 50% control as one of the two members of this non-profit corporation.

       Church Street Crossing Associates, L.P., Washington, DC - NBCDC owns 50% of this entity.

       Collmain Customer Services Ltd., London - NationsBank Europe Limited owns 22.5% of this entity.

       Collmain Services Ltd., London - Carolina Investments Limited holds a 20% minority interest in this company.

       Columbia Community Investment Limited Partnership, Charlotte, NC - NBCDC has a 20% interest in this entity.

       Commonwealth National Bank, Mobile, AL - NationsBank Corporation owns nonvoting securities representing 47% of this entity, however, does not exercise any form of control over it.

       CSC Associates, L.P., Marietta, GA - C&S Premises, Inc. and C&S Premises-SPE, Inc. own 49% and 1%, respectively, of this entity.

       Danville Community Development Corporation, Danville, VA - NBCDC owns 22% of this entity.

       Factoraje Bancomer, S.A., Mexico - NationsBank Overseas Corporation owns 10% of this entity.

       First Housing Development Corporation of Florida, Tampa, FL - NationsBank, N.A. (South) owns 12.07% of this entity.

       Foremost Factors Limited, New Delhi, India - NationsBank Overseas Corporation owns 35% of this entity.

       HONOR Technologies, Inc., Maitland, FL - NationsBank Corporation owns 18.26% of this entity.

       Kenilworth-Burroughs Limited Partnership, Washington, DC - Kenilworth Industrial Park Limited Liability Company is General Partner with a .01% general partnership interest and a 25.99% limited partnership interest.

       Maryland Housing Equity Fund Limited Partnership, Columbia, MD - Maryland National Community Development Corporation owns 13.12% of this limited partnership.

       MECA Software, L.L.C., Fairfield, CT - MYM Holdings Corporation owns 16.67% of this entity.

       Nubia Redevelopment Partnership, Dallas, TX - NBCDC owns 50% of this entity.

       Roanoke Community Development Corporation, Roanoke, VA - NBCDC owns 28% of this entity.

       Savannah Community Development Corporation dba Savannah Regional Small Business Capital Fund - NationsBank, N.A. (South) owns 21% of this entity.

       Springdale Equity Partners, L.P., Charlotte, NC - NationsBanc Investment Corporation is a limited partner and has no voting rights, however, contributed 99.5% of the capital and maintains a veto right over certain actions.

       Springdale Venture Partners, L.P., Charlotte, NC - NationsBanc Venture Corporation is a limited partner and has no voting rights, however, contributed 99.5% of the capital and maintains a veto right over certain actions.

       Third Ward Neighborhood Development Association, Charlotte, NC - NCNB Community Development Association, a subsidiary of NationsBank, N.A. owns 50% of this joint venture.

       Tiryns FSC, Inc., Charlotte Amalie, VI - NationsBank Overseas Corporation owns 50% of this entity.

       Tri-Tech, L.P., Baltimore, MD - NationsBank of Delaware, N.A. owns 9.1% of this entity.

       Troy Street Limited Liability Company, Alexandria, VA - NationsBank Community Development Corporation has a 39.89% interest in this entity, however, has no right of control over it.


--------
1   Atlantic Equity Corporation owns 100% of this entity.
2 NationsBank Corporation and NB Holdings Corporation own 99% and 1%, respectively, of this entity.
3   CSF Holdings, Inc. owns 100% of this entity.
4   Citizens Financial Services, Inc owns 100% of this entity.
5   MNC Affiliates Group, Inc. owns 100% of this entity.
6   MNC Credit Corp owns 100% of this entity.
7   Nations Credit Corporation owns 100% of this entity.
8   NationsCredit Commercial Corporation owns 100% of this entity.
9   BJCC, Inc. and JCCA, Inc. own 40% and 60%, respectively, of this entity.
10  NationsCredit Commercial Corporation of America owns 100% of this entity.
11  NationsCredit Consumer Corporation owns 100% of this entity.
12 NationsCredit Financial Services Corporation of Florida owns 100% of this entity.
13  NationsCredit Home Equity Services Corporation owns 100% of this entity.
14  NationsBanc Mortgage Capital Corporation owns 100% of this entity.
15  NB Holdings Corporation owns 100% of this entity.
16  BBI Kansas, Inc. owns 100% of this entity.
17  Boatmen's National Bank owns 100% of this entity.
18 BBI Kansas, Inc. and IV Commercial Acquisition, Inc. own 82.7% and 17.3%, respectively, of this entity.
19  Boatmen's National Bank of Oklahoma owns 100% of this entity.
20  IV Commercial Acquisition, Inc. owns 100% of this entity.
21  Boatmen's Arkansas, Inc. owns 100% of this entity.
22  Boatmen's Bank of Northeast Arkansas owns 100% of this entity.
23  Boatmen's National Bank of Arkansas owns 100% of this entity.
24  Boatmen's National Bank of Hot Springs owns 100% of this entity.
25  Worthen Financial Corporation owns 100% of this entity.
26  Boatmen's Bancshares of Iowa, Inc. owns 100% of this entity.
27  Boatmen's Bank Iowa, N.A. owns 100% of this entity.
28  Boatmen's Bank of Fort Dodge owns 100% of this entity.
29  Boatmen's Bank of Northwest Iowa owns 100% of this entity.
30  Boatmen's Bank of North Iowa owns 100% of this entity.
31  Boatmen's Bank of Southern Missouri owns 100% of this entity.
32  Boatmen's Bank of Tennessee owns 100% of this entity.
33  Boatmen's-Illinois, Inc. owns 100% of this entity.
34  The Boatmen's National Bank of St. Louis owns 100% of this entity.
35  Boatmen's Investment Services, Inc. owns 100% of this entity.
36  A number of Boatmen's banks own percentages of this entity.
37  BBI Merchant Processing Company, LLC owns 50% of this entity.
38  St. Louis Investment Properties, Inc. owns 100% of this entity.
39  Marbel Homes, Inc. owns 100% of this entity

40  Boatmen's Foreign Investment Corporation owns 100% of this entity.
41  Boatmen's Sunwest, Inc. owns 100% of this entity.
42  Sunwest Texas, Inc. owns 100% of this entity.
43  Boatmen's Texas, Inc. owns 100% of this entity.
44  NationsBank, N.A. owns 100% of this entity.
45 BT Building Corporation has a 17% general partnership interest and a 43% limited partnership interest in this entity.
46 NationsBank, N.A. owns up to 22.26% of this entity; definitive % depends on total number of participants.
47  Main Place Holdings Corporation owns 100% of this entity.
48  Marco Properties, Inc. owns 100% of this entity.
49 Maryland National Community Development Corporation owns 99% of this entity. 50 Maryland National Community Development Corporation and NationsBank, N.A.,
    each, has a 33.3% interest in this entity.
51  Maryland  National  Community  Development  Corporation  owns 98.99% of this entity.
52 NationsBanc Enterprise, Inc. and NationsBanc Investments, Inc., each, has a 50% interest in this general partnership.
53  NationsSecurities  and  NationsBanc   Enterprise,   Inc.  have  99%  and  1%
    interests, respectively, in this entity.
54  NationsBank,   N.A.  and   NationsBank,   N.A.  (South)  own  63%  and  37%,
    respectively, of this entity.
55 NationsBank Carolinas Merchant Services, Inc. and NationsBank Florida Merchant Services, Inc. own 49% and 51%, respectively, of this entity.
56  NationsBank Merchant Services owns 20% of this entity.
57 NationsBank Overseas Corporation and NationsBank, N.A. own 99% and 1%, respectively, of this entity.
58  NationsBank Europe Limited owns 100% of this entity.
59  Nations Investment Management Limited owns 100% of this entity.
60  NationsBank Overseas Corporation owns 100% of this entity.
61 AF Funding (1993), Inc. holds a 1% general partnership and a 49% limited partnership interest in this entity.
62  Kill Devil Hills Finance Limited Partnership owns 100% of this entity.
63  Air France/NationsBank (Grantor Trust) owns 100% of this entity.
64 AF Funding II (1993), Inc. holds a 1% general partnership and a 34% limited partnership interest in this entity.
65  Kill Devil Hills II Limited Partnership owns 100% of this entity.
66  Air France/KDHF II (NGHGI)(Grantor Trust) owns 100% of this entity.
67 Cathay Pacific/NationsBank Trust I (Grantor Trust) owns 100% of this entity. 68 Gatwick, Inc. and Heathrow, Inc. own 75% and 25%, respectively, of this entity.
69   Mayfair Partners owns 100% of this entity.
70 Piccadilly, Inc. owns 90% of this entity. The remainder is owned by an unrelated third party.
71 NationsBank Overseas Corporation and Island Funding, Inc. own 75% and 25%, respectively, of this entity.
72  NationsBank Overseas Corporation owns 99.5% of this entity.
73  Japan Airlines/NCNB 1993-1 (Grantor Trust) owns 100% of this entity.
74 NationsBank Overseas Corporation and NationsBank, N.A. own 99.33% and .67%, respectively, of this entity.
75  NCNB Lease Atlantic, Inc. owns 100% of this entity.
76  NCNB Lease Finance III owns 100% of this entity.
77  NCNB Lease Finance owns 100% of this entity.
78  NCNB Lease Finance IV owns 100% of this entity.
79  NCNB Lease Finance V owns 100% of this entity.
80  NCNB Lease Finance VI owns 100% of this entity.
81  NCNB Lease International, Inc. owns 99.9% of this entity.
82  NCNB Lease Offshore, Inc. owns 100% of this entity.
83  NCNB Lease Finance II owns 100% of this entity.
84  NationsBank Overseas Corporation owns 50% of this entity.
85  NationsBank Overseas Corporation owns 98% of this entity.
86  NationsBank Overseas Corporation owns 66% of this entity.
                                       14
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87  TransPacific  Funding (1993),  Inc. holds a 1% general partnership and a 65%
    limited partnership interest in this entity.
88  TransPacific Finance Limited Partnership owns 100% of this entity.
89  ANA II (Grantor Trust) owns 100% of this entity.
90  NB Partner Corp. owns 50% of this entity.
91   NB Technology Partner, Inc. owns 5.88% of this entity.
92  NationsBank, N.A. is the sole member of this non-profit corporation.
93  Washington View, Inc. owns 69% of this entity.
94  NationsBank, N.A. (South) owns 100% of this entity.
95  NationsBank, N.A. (South) owns 61.5% of this entity.
96 NationsBanc Leasing Corporation of North Carolina owns 100% of this entity. 97 NationsBank of Tennessee, N.A. owns 100% of this entity.
98  NationsBank Texas Bancorporation, Inc. owns 100% of this entity.
99  NationsBank of Texas, N.A. owns 100% of this entity.
100  Superior Federal Bank, FSB owns 100% of this entity.
101  SFS Corporation owns 100% of this entity.
102 Boatmen's Trust Company owns 100% of this entity.
103  Boatmen's Trust Company owns 99% of this entity.
104  C&S Premises, Inc. owns 100% of this entity.
105  NationsBanc Leasing & R.E. Corporation owns 100% of this entity.
106   NB Holdings Corporation owns 70% of this entity.
107 NationsBank,  N.A. (South), NationsBank, N.A. and NationsBank of Texas, N.A.
    own, respectively, 31%, 42% and 27% of this entity.
108 NationsBank Community Development  Corporation  ("NBCDC")has a 95.4% general partnership interest in this entity.
109   NBCDC owns 100% of this entity.
110 NBCDC and NCNB Community Development  Corporation have 99% and 1% interests, respectively, in this entity.
111 Eban Incorporated owns 5% of this entity, however, has control over it.
112 NBCDC has a 94.89% interest in this entity.
113 NBCDC owns 70% of this entity.
114 NBCDC owns 80% of this entity.
115 NBCDC has a 50.26% interest in this entity.
116 NBCDC owns 99% of this entity.
117 NBCDC owns 98% of this entity.
118 NBCDC owns 81% of this entity.
119 NationsBank  Corporation  and  NB  Holdings  Corporation  own  99%  and  1%,
    respectively, of this entity.
120 NationsBank,  N.A. and  NationsBank of Texas,  N.A.,  each,  owns 25% of the voting stock of this entity, and NationsBank, N.A. (South) owns 50%.
121 NationsBank   Housing  Fund   Investment   Corporation  has  a  99%  limited
    partnership interest in this entity.
122 Nations  Housing  Fund  Limited   Partnership  ("NHF")  has  a  51%  limited
    partnership interest in this entity.
123  NHF has a 99% limited partnership interest in this entity.
124  NHF has an 88% limited partnership interest in this entity.
125  NHF has a 67.5% limited partnership interest in this entity.
126  NHF has a 50.49% limited partnership interest in this entity.
127 San  Antonio  Master  Limited  Partnership  has  a 99%  limited  partnership interest in this entity.
128  NHF has a 75.85% limited partnership interest in this entity.
129  NHF has an 88.05% limited partnership interest in this entity.
130  NHF has a 98.99% limited partnership interest in this entity.
131  NHF has a 51.17% limited partnership interest in this entity.
132  NHF has a 32.51% limited partnership interest in this entity.
133  NHF has a 39.6% limited partnership interest in this entity.
134 North Carolina Equity Fund ("NCEF") has a 99% limited  partnership  interest in this  entity.
135 NCEF has a 98% limited partnership interest in this entity.
136 Nations  Housing  Fund II Limited  Partnership  ("NHFII")  has a 99% limited partnership interest in this entity.
137 South Charles Investment Corporation has an 88% limited partnership interest and SCI Holdings Corporation has a 2% general partnership interest in this entity
138  South Charles Investment Corporation owns 100% of this entity.
139  SunStar Acceptance Corporation owns 100% of this entity.

136 Nations Housing Fund II Limited Partnership ("NHFII") has a 99% limited partnership interest in this entity.
137 South Charles Investment Corporation has an 88% limited partnership interest and SCI Holdings Corporation has a 2% general partnership interest in this entity.
138 South Charles Investment Corporation owns 100% of this entity.
139 SunStar Acceptance Corporation owns 100% of this entity.